UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2012

(Date of Report: Date of earliest event reported)

Realgold International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21909	86-0779928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

Unit 1202, Level 12, One Peking,

1 Peking Road, Tsim Sha Tsui,

Kowloon, Hong Kong

 (Address of principal executive office)

Registrant's telephone number, including area code:    +852 39809369

Copy of Communications To:

Bernard & Yam, LLP
Attention: Bin Zhou, Esq.
401 Broadway Suite 1708
New York, NY 10013
Tel: 212-219-7783
Fax: 212-219-3604
(Name, Address and Telephone Number of Person
Authorized to Receive Notice and Communications on Behalf of Registrant)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note:

As used in this Form 8-K Current Report, unless the context requires or is otherwise indicated, the terms “we,” “us,” “our,” the “Registrant,” the “Company,” “our company” and similar expressions include the following entities (as defined below):

(1)

Realgold International, Inc. (“Realgold”), a corporation incorporated in the State of Nevada on November 22, 1996

(2)

Realgold Venture Pte Limited (“Realgold Venture”), a limited liability company formed under the laws of Hong Kong in December, 2011, the wholly owned subsidiary of Realgold International, Inc.

(3)

Zhuhai Tengfei Investment Co., Ltd. (“Tengfei Investment”), a limited liability company formed under the laws of the People’s Republic of China on February 16, 2012.

(4)

Zhuhai Tengda International Travel Agency Co., Ltd. (“Tengda Travel”), a limited liability company formed under the laws of the People’s Republic of China on December 23, 2011.

(5)

Zhuhai Tengda Business Hotel Co., Ltd. (“Tengda Hotel”), a limited liability company formed under the laws of the People’s Republic of China on January 16, 2006.

Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2012, Realgold International, Inc.’s (“Realgold”) wholly owned subsidiary Realgold Venture Pte Limited (“Realgold Venture”), a limited liability company formed under the laws of Hong Kong, entered into a Lease Management Agreement (“Lease Management Agreement”) with Zhuhai Tengfei Investment Co., Ltd. (“Tengfei Investment”), a limited liability company formed under the laws of the People’s Republic of China (“China” or “PRC”). Under the Lease Management Agreement, Tengfei Investment leased the managerial and operating rights of Zhuhai Tengda International Travel Agency Co., Ltd. (“Tengda Travel”), a wholly owned subsidiary of Tengfei Investment, to Realgold Venture. The major terms of the Lease Management Agreement are:

(1)

The term of the Lease Management Agreement is 20 years (November 20, 2012 to November 19, 20 to November 19, 2032).

(2)

The total lease fee is RMB 2,000,000 Yuan (approximately $317,460) (RMB 100,000 Yuan per year).

(3)

Realgold Venture is responsible for all the daily operations and management of Tengda Travel.

(4)

Realgold Venture is entitled to all the revenues of Tengda Travel.

(5)

Realgold Venture is responsible for all the expenses and costs of Tengda Travel.

On November 25, 2012, Realgold Venture entered into an Ownership Transfer Agreement (“Ownership Transfer Agreement’) with Tengfei Investment. Under the Ownership Transfer Agreement, Tengfei Investment transfers to Realgold Venture 100% of the ownership of Zhuhai Tengda Business Hotel Co., Ltd. (“Tengda Hotel”) for a total transfer price of RMB 400,000 Yuan (approximately $63,490).

On November 29, 2012, the Bureau of Science and Technology Industry Trade and Information of Zhuhai City approved the ownership transfer of Tengda Hotel to Realgold Venture. We still need to file the notice of ownership transfer with Guangdong Province Department of Foreign Trade and Economic Cooperation.

Upon the completion of the said ownership transfer, Tengda Hotel becomes the wholly owned subsidiary of Realgold Venture.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described under Item 1.01 of this Current Report, on November 22, 2012, our wholly owned Hong Kong subsidiary Realgold Venture entered into a Lease Management Agreement and started to lease manage Tengda Travel, a travel agency located in Zhuhai, Guangdong Province, China.

On November 25, 2012, our wholly owned Hong Kong subsidiary Realgold Venture entered into an Ownership Transfer Agreement and acquired the 100% ownership of Tengda Hotel (pending the filing of notice with Guangdong Province Department of Foreign Trade and Economic Cooperation), a business hotel located in Zhuhai, Guangdong Province, China

Upon the acquisition of Tengda Hotel and the start of lease management of Tengda Travel in November 2012, we started to engage in the travel agency and hotel business in China, through Tengda Travel and Tengda Hotel. Therefore, Realgold is no longer a Shell Company as defined in Rule 12b-2 of the Exchange Act.

Set forth below is our organizational chart

We will file an Amendment to this current report on Form 8-K to provide the Form 10 information required under Regulation S-K

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 29, 2012, Realgold International Inc changed its fiscal year end from December 31 to March 31.

Item 5.06 Change in Shell Company Status

Upon the acquisition of Tengda Hotel and the start of lease management of Tengda Travel in November 2012, we started to engage in the travel agency and hotel business in China, through Tengda Travel and Tengda Hotel. Therefore, Realgold is no longer a Shell Company as defined in Rule 12b-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Realgold International, Inc.

By:

/s/ Tan Lung Lai

Tan Lung Lai

CEO, CFO

Date: December 27, 2012

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